UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Short-Term Municipal Bond Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Funds purchasing bonds face the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are .89%, 1.62%, 1.65% and .63% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares, the 1-year, 3-year, 5-year and 10-year for Class A, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short-Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Short-Term Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	1.49%	3.25%	2.68%	2.89%	3.74%
Class B	1.04%	2.41%	1.90%	2.11%	2.96%
Class C	1.10%	2.47%	1.88%	2.10%	2.95%
Institutional Class	1.65%	3.55%	2.96%	3.17%	4.01%
Lehman Brothers 1-Year G.O. Bond Index+	1.63%	3.74%	2.23%	2.30%	3.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/07	$ 10.29	$ 10.28	$ 10.28	$ 10.29
10/31/06	$ 10.30	$ 10.30	$ 10.29	$ 10.30
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .16	$ .13	$ .12	$ .18
April Income Dividend	$ .0276	$ .0213	$ .0208	$ .0306
SEC 30-day Yield as of 4/30/07++	3.12%	2.44%	2.38%	3.53%
Tax Equivalent Yield as of 4/30/07++	4.80%	3.75%	3.66%	5.43%
Current Annualized Distribution Rate as of 4/30/07++	3.26%	2.52%	2.46%	3.62%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.18% for Class B shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.26% for Class B shares had certain expenses not been reduced. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Growth of an Assumed $10,000 Investment
[] DWS Short-Term Municipal Bond Fund — Class A [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,118	$10,610	$11,298	$14,146
	Average annual total return	1.18%	1.99%	2.47%	3.53%
Class B	Growth of $10,000	$9,941	$10,381	$10,999	$13,385
	Average annual total return	-.59%	1.25%	1.92%	2.96%
Class C	Growth of $10,000	$10,247	$10,575	$11,093	$13,378
	Average annual total return	2.47%	1.88%	2.10%	2.95%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,374	$10,684	$11,203	$14,079
	Average annual total return	3.74%	2.23%	2.30%	3.48%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Short-Term Municipal Bond Fund — Institutional Class [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,035,500	$1,091,400	$1,168,600	$1,481,600
	Average annual total return	3.55%	2.96%	3.17%	4.01%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $1,000,000	$1,037,400	$1,068,400	$1,120,300	$1,407,900
	Average annual total return	3.74%	2.23%	2.30%	3.48%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — Short Municipal Debt Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	16	of	55	29
3-Year	5	of	52	10
5-Year	2	of	39	5
10-Year	2	of	21	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is .70% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class. A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short-Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/07
DWS Short-Term Municipal Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	1.55%	3.40%	2.79%	3.00%	3.84%
Lehman Brothers 1-Year G.O. Bond Index+	1.63%	3.74%	2.23%	2.30%	3.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 10.27
10/31/06	$ 10.29
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .18
April Income Dividend	$ .0298
SEC 30-day Yield as of 4/30/07++	3.44%
Tax Equivalent Yield as of 4/30/07++	5.29%
Current Annualized Distribution Rate as of 4/30/07++	3.53%
Tax Equivalent Distribution Rate as of 4/30/07++	5.43%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2007 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.36% for Class S shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.45% for Class S shares, had certain expenses not been reduced. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Short Municipal Debt Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	25	of	55	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short-Term Municipal Bond Fund — Class S [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,340	$10,860	$11,591	$14,579
	Average annual total return	3.40%	2.79%	3.00%	3.84%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,374	$10,684	$11,203	$14,079
	Average annual total return	3.74%	2.23%	2.30%	3.48%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and Class S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,014.90	$ 1,010.40	$ 1,011.00	$ 1,015.50	$ 1,016.50
Expenses Paid per $1,000*	$ 4.50	$ 7.98	$ 8.38	$ 3.00	$ 2.95
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,020.33	$ 1,016.86	$ 1,016.46	$ 1,021.82	$ 1,021.87
Expenses Paid per $1,000*	$ 4.51	$ 8.00	$ 8.40	$ 3.01	$ 2.96
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.90%	1.60%	1.68%	.60%	.59%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers for DWS Short-Term Municipal Bond Fund. Shelly Deitert is a portfolio manager for the fund. In the following interview, the municipal bond management team discusses the fund's strategy and the market environment during the semiannual period ended April 30, 2007.

Q: Will you describe the performance of the municipal bond market during the semiannual period ended April 30, 2007?

A: Returns for the municipal bond market, as well as for the overall bond market, were positive over the period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 1.59% for the six-month period ended April 30, 2007.1 Within the municipal market, shorter-term issues slightly outperformed, as reflected in the 1.63% return for the Lehman Brothers 1-Year General Obligation Bond Index.2 Municipals underperformed the broad taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, which returned 2.64% for the same period.3

1 The Lehman Brothers Municipal Bond Index is a broad-based, total-return index comprising more than 35,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.
2 The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds that have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity up to two years, are backed by the full faith and credit of an issuer with taxing power, and were issued after December 31, 1990.
3 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Municipal issuance was very high during the period. To illustrate, for the first four months of 2007, issuance was up 37% versus 2006, driven principally by an increase in refunding activity. On the demand side, the municipal market continued to experience interest from institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. In addition, flows from both insurance companies and mutual funds were positive. Retail demand remained modest.

The US Federal Reserve Board (the Fed) left the benchmark short-term lending rate at its current 5.25% during the period. While the US Treasury yield curve steepened slightly, the municipal yield curve continued its flattening trend.4 For the six months, yields on two-year municipal issues rose by 13 basis points, while bonds with 30-year maturities experienced a yield increase of 3 basis points, resulting in a flattening of 10 basis points (100 basis points equals one percentage point.) Between one and five years, the municipal curve began the period slightly inverted and ended it flat (see the accompanying yield curve graph).

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
Municipal Bond Yield Curve (as of 10/31/06 and 4/30/07)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS fund.

Q: How did DWS Short-Term Municipal Bond Fund perform for the semiannual period ended April 30, 2007?

A: DWS Short-Term Municipal Bond Fund's Class A shares returned 1.49%, compared with a return of 1.63% for its benchmark, the Lehman Brothers 1-Year General Obligation Bond Index. (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 11 for the performance of other share classes and more complete performance information.) The fund outpaced its average peer in the Lipper Short Municipal Debt Funds category, which gained 1.37%.5

5 The Lipper Short Municipal Debt Funds category comprises funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Municipal Debt Funds category. For the one-, five- and ten-year periods this category's average was 3.27% (55 funds), 2.21% (39 funds) and 3.26% (21 funds), respectively, as of April 30, 2007. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to performance?

A: We have continued to maintain a relatively conservative posture meaning that we sought to avoid taking any undue credit or interest rate risk. This translated into a focus on higher-quality issues. With respect to credit risk, the yield advantage provided by BBB-rated versus AAA-rated issues has for some time been narrow by historical standards, and we have not felt that we could justify any significant tilt toward lower quality given the minimal incremental reward.6 This constrained the fund's relative performance slightly, as high-yield issues outperformed. During the period, credit spreads stabilized and there were signs that they may begin to trend toward their historical norms.

While we have maintained a conservative posture with respect to credit quality, we have at the same time employed intensive research in order to identify specific opportunities to pick up yield. An example is our addition to the portfolio of a newer structure, municipal issues with coupons that are reset quarterly based on a percentage of LIBOR, plus a spread based primarily on credit risk.7 These issues have a very short duration, and thus carry little interest rate risk, and in the current environment provide yields comparable to 30-year issues.

6 Credit Quality — A measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.
7 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks in large volume in the international market.

In a similar vein, we have added to our exposure to single family housing bonds that we believe are high quality and priced to provide an attractive yield, and also increased our position in prepaid utility contract bonds that provide incremental income. Finally, our research led us to increase our position in AA-rated hospital bonds, where heavy issuance resulted in spreads that were especially attractive given the relatively high quality of these issues.

With respect to maturities, the fund's holdings have been largely concentrated in issues of three years and under. We have begun to gradually increase exposure to issues in the five-year range. Due to the past flattening of the yield curve, we have continued to limit exposure to securities with maturities over the 10-year range.

We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain a high level of income exempt from regular Federal income tax, consistent with the preservation of capital.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Cash Equivalents)	4/30/07	10/31/06

Revenue Bonds	60%	61%
ETM/Prerefunded	18%	11%
General Obligation Bonds	16%	14%
Lease Obligations	6%	14%
	100%	100%
Quality	4/30/07	10/31/06

AAA*	47%	48%
AA	32%	21%
A	7%	10%
BBB	7%	6%
Not Rated	7%	15%
	100%	100%
* Includes cash equivalents
Effective Maturity	4/30/07	10/31/06

0-4.99 years	92%	92%
5-9.99 years	1%	8%
10-15 years	7%	—
	100%	100%
Top Five State Allocations	4/30/07	10/31/06

Texas	9%	5%
Florida	8%	6%
Illinois	7%	6%
Missouri	6%	6%
Georgia	6%	6%

Asset allocation, quality, effective maturity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 99.9%
Alabama 0.5%
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, The Club Apartments, Series I, AMT, ETM, 5.65%, 6/1/2008	1,875,000	1,903,200
Auburn, AL, General Obligation, 144A, 4.85%, 11/1/2011	528,360	529,829
		2,433,029
Alaska 1.5%
Alaska, State Housing Finance Corp., Home Mortgage, Series A, AMT, 5.0%, 6/1/2036 (a)	5,880,000	6,057,517
Palmer, AK, Hospital & Health Care Revenue, Valley Hospital Association, 5.0%, 12/1/2008 (a)	960,000	970,647
		7,028,164
American Samoa 0.2%
Territory of American Samoa, General Obligation, 6.0%, 9/1/2007 (a)	780,000	785,257
Arizona 3.7%
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (a)	425,000	438,226
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 5.55%, 3/1/2028	100,000	101,376
Phoenix, AZ, Multi-Family Housing Revenue, Industrial Development Authority, AMT, 5.625%, 7/1/2013 (a)	125,000	125,350
Pima County, AZ, Higher Education Revenue, Industrial Development Authority, Series A, 5.0%, 5/1/2013 (a)	1,935,000	1,980,589
Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, 5.0%, 7/1/2014	3,320,000	3,584,039
Snowflake, AZ, Sales & Special Tax Revenue, 4.0%, 7/1/2013	565,000	559,192
Tucson, AZ, Multi-Family Housing Revenue, Industrial Development Authority, Series A, 3.96%*, 1/15/2032	10,510,000	10,510,000
		17,298,772
Arkansas 1.4%
Chicot County, AR, Sales & Special Tax Revenue, Sales & Use Tax, 4.15%, 7/1/2026 (a)	520,000	524,457
Little Rock, AR, Residential Housing & Public Facility Board, Series B, Zero Coupon, 7/15/2011	50,000	37,305
Rogers, AR, Sales & Special Tax Revenue, Series A, 4.125%, 9/1/2023 (a)	6,220,000	6,215,335
Springdale, AR, Residential Housing & Healthcare Facility Board, Series A, 7.65%, 9/1/2011	14,083	14,348
		6,791,445
California 3.6%
Abag, CA, Finance Authority for Nonprofit Corp., American Baptist Homes, Series A, 5.5%, 10/1/2007	75,000	75,415
California, Water Resource Development, Series Q, 5.1%, 3/1/2008	170,000	170,179
California Statewide, Communities Development Authority Revenue, Kaiser Permanente, Series G, 2.3%*, 4/1/2034	4,000,000	3,999,800
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, AMT, 4.7%, 10/15/2012	905,000	932,240
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Project, 4.25%, 7/1/2012	250,000	248,533
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013	565,000	558,745
Contra Costa County, CA, Multi-Family Housing Revenue, Pleasant Hill Bart Transit, Series A, AMT, 3.95%, 4/15/2046	5,000,000	5,000,600
Delta Counties, CA, Home Mortgage Finance Authority, Single Family Mortgage Revenue, Pacific Mortgage Backed Securities, Series A, AMT, 6.7%, 6/1/2024 (a)	15,000	15,213
Los Angeles, CA, Public Facilities Corp., ETM, 5.4%, 8/1/2007	30,000	30,130
Placer County, CA, Water Agency, Middle Fork Project, 3.75%, 7/1/2012	215,000	214,002
San Diego, CA, Housing Authority Multi-Family Housing Revenue, Hollywood Palms Apartments, Series C, AMT, 5.1%, 11/1/2013	905,000	934,765
San Diego, CA, Sales & Special Tax Revenue, Regional Transmission Community Sales, Series A, ETM, 6.0%, 4/1/2008	660,000	672,104
San Joaquin County, CA, Certificates of Participation, General Hospital Project, 5.25%, 9/1/2014 (a)	2,475,000	2,582,118
Taft, CA, Core City General Obligation Lease, Public Funding Authority, Series A, 5.95%, 1/1/2011	1,440,000	1,456,373
		16,890,217
Colorado 3.0%
Arvada, CO, Industrial Development Authority, Wanco, Inc. Project, AMT:
144A, 5.6%, 12/1/2012, US Bank NA (b)	245,000	246,281
144A, 5.8%, 12/1/2017, US Bank NA (b)	355,000	357,020
Aurora, CO, Industrial Development Revenue, Series A, 5.375%, 12/1/2011	365,000	365,219
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	5,000	5,139
Central Platte Valley, CO, Core City, General Obligation, Metropolitan District, Series A, 5.0%, 12/1/2031, BNP Paribas (b)	1,750,000	1,786,698
Colorado, Housing & Finance Authority, Multi-Family Housing Program, Series C, AMT, 3.95%, 10/1/2008	765,000	766,186
Colorado, Housing Finance Authority, Single Family Program, Series B-2, AMT, 6.4%, 11/1/2024	70,000	71,567
Colorado, Single Family Housing Revenue, Housing & Finance Authority:
AMT, 5.0%, 5/1/2032 (a)	1,555,000	1,572,105
Series A-2, AMT, 7.25%, 5/1/2027	115,000	115,153
Colorado, Sports, Expo & Entertainment Revenue:
Series A, 5.625%, 12/15/2016 (a)	500,000	524,855
Series B, 5.625%, 12/15/2016 (a)	1,250,000	1,312,138
Colorado, Transportation/Tolls Revenue, Public Highway Authority, Series C, 4.9%, 9/1/2010 (a)	4,500,000	4,560,120
Denver, CO, City and County, Single Family Mortgage Revenue, AMT, Zero Coupon, 8/1/2029	4,280,000	1,153,802
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	455,000	457,348
Pueblo County, CO, Certificates of Participation, 6.25%, 12/1/2010	910,000	949,576
		14,243,207
Connecticut 3.1%
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe, Series A, Prerefunded, 144A, 6.4%, 9/1/2011	9,085,000	9,256,706
Stamford, CT, Housing Authority, Multi-Family Revenue, Fairfield Apartments Project, AMT, 4.75%, 12/1/2028	5,125,000	5,179,428
		14,436,134
District of Columbia 0.7%
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Rockburne Estates, AMT, 5.2%, 2/20/2009	115,000	115,832
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, AMT, 5.6%, 11/1/2010	630,000	644,603
District of Columbia, Sales & Special Tax Revenue, Convention Center Authority, 5.25%, 10/1/2014 (a)	2,500,000	2,579,400
		3,339,835
Florida 7.6%
Brevard County, FL, Housing Finance Authority, Homeowner Mortgage Revenue, Series B, 6.5%, 9/1/2022	137,000	142,172
Broward County, FL, Airport Systems Revenue, AMT, Series E, 5.25%, 10/1/2012 (a)	6,000,000	6,180,420
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	140,000	141,918
Florida, Citizens Property Insurance Corp., High Risk Account, Series A, 5.0%, 3/1/2009 (a)	3,000,000	3,068,730
Florida, Hurricane Catastrophe Fund, Finance Corp. Revenue, Series A, 5.0%, 7/1/2008	10,000,000	10,144,100
Hillsborough County, FL, Special Assessment Revenue, 5.0%, 3/1/2014 (a)	2,135,000	2,272,643
Miami-Dade County, FL, School Board, Certificates of Participation, Series C, 4.0%, 10/1/2008 (a)	2,625,000	2,634,109
Pinellas County, FL, Single Family Housing Revenue, Housing Authority, 4.6%, 12/1/2010 (a)	7,580,000	7,797,925
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,620,725
Tampa, FL, Allegany Health System Revenue, St. Mary's, ETM, 5.75%, 12/1/2007 (a)	970,000	976,237
		35,978,979
Georgia 6.2%
Atlanta & Fulton County, GA, Recreation Authority Revenue, Downtown Arena Public Improvement, Series A, 5.375%, 12/1/2021 (a)	6,000,000	6,127,800
Augusta-Richmond County, GA, Coliseum Revenue Authority, ETM, 6.3%, 2/1/2010	130,000	134,798
Barrow County, GA, School District, 4.25%, 2/1/2008	1,630,000	1,637,172
Canton, GA, Multi-Family Housing Authority, Canterbury Ridge Apartments Project, AMT, 4.9%, 3/1/2008	90,000	90,705
Chatham County, GA, Hospital & Healthcare Revenue, 5.25%, 1/1/2016 (a)	250,000	255,250
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, 4.75%, 3/1/2032	2,790,000	2,805,149
De Kalb County, GA, Housing Authority, Multi-Family Revenue, Park Briarcliff Apartments, Series A, 4.55%, 12/1/2028	250,000	251,225
Decatur, GA, Industrial Development Revenue, Downtown Development Authority, 5.15%, 11/1/2008	1,490,000	1,501,071
Douglas County, GA, Housing Authority, Multi-Family Housing Revenue, Millwood Park Apartments, AMT, 5.1%, 1/1/2009	125,000	125,644
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2009	3,000,000	3,063,600
Series A, 5.0%, 3/15/2010	4,000,000	4,124,440
Roswell, GA, Housing Authority, Multi-Family Revenue, Housing Chambrel Roswell, 3.97%*, 11/15/2032	9,080,000	9,080,000
		29,196,854
Hawaii 0.2%
Hawaii, State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, AMT, 5.2%, 7/1/2012	1,120,000	1,130,102
Idaho 0.7%
Bingham County, ID, Industrial Development Revenue, Industrial Development Corporation Idaho Supreme Potatoes, Inc., AMT:
144A, 5.3%, 11/1/2007, Wells Fargo Bank NA (b)	305,000	305,247
144A, 5.4%, 11/1/2008, Wells Fargo Bank NA (b)	325,000	325,299
144A, 5.5%, 11/1/2009, Wells Fargo Bank NA (b)	355,000	355,351
144A, 5.6%, 11/1/2010, Wells Fargo Bank NA (b)	80,000	80,083
144A, 5.7%, 11/1/2011, Wells Fargo Bank NA (b)	85,000	85,092
144A, 5.8%, 11/1/2012, Wells Fargo Bank NA (b)	90,000	90,101
Idaho, Housing Agency, Single Family Mortgage, AMT:
Series G-2, 5.75%, 1/1/2014	35,000	35,281
Series E, 5.95%, 7/1/2020	100,000	101,655
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT:
5.1%, 7/1/2023	260,000	264,137
5.15%, 7/1/2023	740,000	758,559
5.4%, 7/1/2021	160,000	165,090
5.95%, 7/1/2019	590,000	603,747
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT, Sub Series H-2:
5.1%, 7/1/2020	135,000	136,085
5.85%, 1/1/2014	165,000	167,564
		3,473,291
Illinois 7.3%
Chicago, IL, Housing Authority Capital, Program Revenue, 5.0%, 7/1/2008 (a)	2,000,000	2,028,580
Chicago, IL, Single Family Mortgage Revenue, AMT, 6.3%, 9/1/2029	260,000	270,780
Elgin, IL, Core City General Obligation, 6.0%, 1/1/2013	1,000,000	1,058,280
Huntley, IL, Project Revenue, Installment Contract, 5.85%, 12/1/2015	1,260,000	1,335,247
Huntley, IL, Sales & Special Tax Revenue:
Series A, 6.45%, 3/1/2028	6,041,000	6,235,097
7.75%, 3/1/2028	5,460,000	5,692,814
7.75%, 3/1/2029	4,613,000	4,929,775
Illinois, Development Finance Authority, Gas Supply Revenue, Peoples Gas Light & Coke, Series B, 3.05%, 2/1/2033 (a)	600,000	596,202
Illinois, Health Facilities Authority Revenue, 5.25%, 11/15/2013 (a)	1,000,000	1,029,560
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	865,000	867,431
Illinois, State Sales Tax Revenue, 5.0%, 6/15/2007	3,075,000	3,080,220
Lake County, IL, Forest Preserve District, Series A, 4.069*, 12/15/2020	5,000,000	5,001,250
McCook, IL, Hospital & Healthcare Revenue, British Home Project, 4.25%*, 12/1/2014, LaSalle Bank NA (b)	755,000	755,023
Normal, IL, Multi-Family Housing Revenue, AMT, 3.75%, 12/1/2013	1,345,000	1,316,432
		34,196,691
Indiana 1.7%
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	2,958,333
Indiana, Health Facility Financing Authority Revenue, Ascension Health, Series A-1, 5.0%, 5/1/2013	1,000,000	1,056,060
Jasper, IN, Hospital & Healthcare Revenue, Hospital Authority Facility, 3.4%, 11/1/2007 (a)	390,000	388,701
Lawrence, IN, Multi-Family Housing Revenue, Pinnacle Apartments Project, AMT, 5.15%, 6/1/2024	2,965,000	2,988,009
Tipton, IN, School District General Obligation, School Building Corp., 5.55%, 7/15/2012 (a)	335,000	352,892
Wells County, IN, Hospital Authority Revenue, ETM, 7.25%, 4/1/2009	25,000	25,698
		7,769,693
Kansas 0.9%
Junction City, KS, General Obligation, Series E, 5.0%, 12/1/2007	2,250,000	2,261,182
Shawnee, KS, Multi-Family Housing Revenue, Prairie Lakes Apartments, AMT, 4.35%, 2/1/2013	735,000	741,064
Sedgwick & Shawnee Counties, KS, Single Family Mortgage Revenue, Series B-4, AMT, 4.25%, 6/1/2023	1,000,000	1,004,270
		4,006,516
Kentucky 0.7%
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	3,020,000	3,102,537
Louisville, KY, Multi-Family Housing Revenue, 5.15%, 7/1/2009	35,000	35,300
		3,137,837
Louisiana 0.2%
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	135,000	140,798
Orleans, LA, Water & Sewer Revenue, Levee District, 5.95%, 11/1/2015 (a)	580,000	595,364
		736,162
Maine 0.2%
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (a)	1,005,000	1,014,738
Maryland 0.7%
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	2,370,000	2,477,503
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue:
Series A, AMT, 3.9%, 8/20/2012	355,000	348,525
Series A, AMT, 5.6%, 12/1/2034	95,000	95,674
Series A, AMT, 7.0%, 8/1/2033	150,000	152,178
Series A, AMT, 7.4%, 8/1/2032	130,000	131,908
		3,205,788
Massachusetts 0.3%
Massachusetts, Airport Revenue, Port Authority, Series B, AMT, 5.25%, 7/1/2014 (a)	1,385,000	1,401,315
Massachusetts, Development Finance Agency, Curry College, Series A, 4.6%, 3/1/2009 (a)	45,000	45,234
		1,446,549
Michigan 1.4%
Detroit, MI, Sewer Disposal Revenue, Series D, 4.184%*, 7/1/2032 (a)	4,200,000	4,204,200
Detroit, MI, Water Supply System, ETM, 6.25%, 7/1/2012 (a)	185,000	196,884
Michigan, Higher Education Revenue, Higher Education Student Loan Authority, Series XVII-I, AMT, 2.95%, 3/1/2008 (a)	1,000,000	992,550
Michigan, Strategic Fund, Limited Obligation Revenue, United Jewish Project, 5.75%, 1/1/2012, Bank One NA (b)	1,000,000	1,001,000
		6,394,634
Minnesota 3.6%
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, AMT, 3.875%, 7/1/2014	785,000	770,744
Hennepin County, MN, General Obligation, Series A, 5.0%, 12/1/2008	2,375,000	2,425,920
Minnesota, Single Family Housing Revenue, Housing Finance Agency, 5.2%, 1/1/2017	1,405,000	1,433,465
Minnesota, State General Obligation:
5.0%, 8/1/2007	10,000,000	10,032,000
5.0%, 11/1/2007	2,045,000	2,058,395
		16,720,524
Mississippi 0.3%
Corinth & Alcorn County, MS, Hospital Revenue, Magnolia Regional Health Center, Series A, 5.0%, 10/1/2008	760,000	761,155
Mississippi, Single Family Housing Revenue, AMT, 6.3%, 6/1/2031	750,000	786,120
		1,547,275
Missouri 6.4%
Brentwood, MO, Tax Increment Revenue, 4.7%, 4/1/2019 (a)	260,000	261,841
Des Peres, MO, Sales & Special Tax Revenue, Tax Increment, Series B, 4.4%, 4/15/2014	250,000	250,000
Jackson County, MO, Hospital & Healthcare Revenue, St. Joseph Hospital, ETM, 7.5%, 6/1/2010	850,000	892,117
Kansas City, MO, Core City General Obligation, Streetlight Project, Series A, 5.75%, 2/1/2012	100,000	106,257
Kansas City, MO, Industrial Development Authority, Multi-Family Housing Revenue, 3.55%*, 11/1/2030	15,900,000	15,900,000
Missouri, Bi-State Development Agency, Illinois Metropolitan District Revenue, Metrolink, Series A, 3.95%*, 10/1/2035, JPMorgan Chase Bank (b)	2,000,000	2,008,440
Missouri, Development Finance Board, Greater St. Louis Project, 4.9%, 9/1/2010, Bank of America NA (b)	685,000	694,583
Missouri, Housing Development Community, Single Family Mortgage, Series C, 6.55%, 9/1/2028	125,000	129,046
Missouri, Housing Development Community, Single Family Mortgage, AMT, 7.45%, 9/1/2031	165,000	170,158
Missouri, Single Family Housing Revenue, Housing Development, Series B-2, AMT, 5.75%, 3/1/2019	15,000	15,098
Missouri, Single Family Housing Revenue, Housing Development Community Mortgage:
Series C, AMT, 7.25%, 9/1/2026	110,000	111,537
Series A-2, AMT, 7.3%, 3/1/2028	30,000	30,438
Missouri, State Highways & Transit Commission, State Road Revenue, Series A, 5.0%, 2/1/2014	5,000,000	5,288,450
Missouri, State Housing Development, Commission Single Family Mortgage Revenue, Homeownership Loan Program, Series C, AMT, 5.6%, 9/1/2035	2,605,000	2,737,933
St. Charles County, MO, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, AMT, 5.4%, 11/15/2016, US Bank NA (b)	1,480,000	1,496,443
		30,092,341
Montana 0.4%
Great Falls, MT, Multi-Family Housing Revenue, Autumn Run Apartments Projects, AMT, 4.9%, 1/1/2038, US Bank NA (b)	1,975,000	1,988,173
Nebraska 0.9%
Clay County, NE, Industrial Development Revenue, Hybrids Cooperative Project, AMT:
4.75%, 3/15/2009, US Bank NA (b)	425,000	426,832
5.25%, 3/15/2014, US Bank NA (b)	1,610,000	1,630,672
Fillmore County, NE, Industrial Development Revenue, Omalley Grain, Inc. Project, AMT:
4.6%, 12/1/2007, US Bank NA (b)	185,000	184,995
4.7%, 12/1/2008, US Bank NA (b)	190,000	190,015
5.0%, 12/1/2010, US Bank NA (b)	45,000	45,018
5.0%, 12/1/2011, US Bank NA (b)	180,000	180,070
5.1%, 12/1/2012, US Bank NA (b)	135,000	135,062
5.2%, 12/1/2013, US Bank NA (b)	195,000	195,103
Nebhelp, Inc., NE, Student Loan Program, AMT, 5.875%, 6/1/2014 (a)	1,160,000	1,167,888
		4,155,655
Nevada 0.4%
Nevada, Housing Division, Multi Unit Housing Revenue:
Series C-2, AMT, 5.2%, 4/1/2030	175,000	175,758
Series B-1, 5.25%, 10/1/2017	380,000	381,634
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	50,000	50,896
Nevada, Single Family Housing Revenue, Housing Division, Series A-2, AMT, 5.2%, 10/1/2018	250,000	251,105
Washoe, NV, Housing Finance Corp., Multi-Family Revenue, Golden Apartments II, 6.875%, 7/1/2021 (a)	40,000	40,194
Washoe, NV, Public Safety Training, 4.875%, 9/1/2010 (a)	1,055,000	1,058,302
		1,957,889
New Hampshire 0.0%
New Hampshire, Housing Finance Authority, AMT, 6.125%, 1/1/2018, Landesbank Hessen-Thuringen (b)	30,000	30,528
New Jersey 2.7%
Gloucester County, NJ, Public Improvement Authority, Electric Mobility Project, AMT:
4.8%, 11/1/2007	115,000	115,569
5.0%, 11/1/2008	125,000	126,985
5.0%, 11/1/2010	215,000	218,365
Keansburg, NJ, Elderly Housing Mortgage Revenue, HUD Section 8, 5.625%, 3/1/2011	185,000	185,222
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	1,026,659	1,026,772
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.0%, 6/15/2007	6,580,000	6,588,004
5.0%, 6/15/2008	2,150,000	2,171,242
New Jersey, State General Obligation, Educational Facilities Authority Revenue, Series B, 5.0%, 7/1/2008 (a)	450,000	452,731
New Jersey, State Transportation Trust Fund Authority, Transportation Systems, Series B, 5.25%, 6/15/2012	1,700,000	1,736,941
		12,621,831
New Mexico 0.1%
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, AMT, 144A, 6.5%, 1/1/2018	230,700	232,453
New Mexico, Student Loans Revenue, Series IV-B, AMT, 7.45%, 3/1/2010	375,000	375,949
		608,402
New York 5.4%
Hempstead, NY, Higher Education Revenue, 4.2%, 2/1/2008	240,000	240,542
New York, Municipal Assistance Corp. for the City of New York, Series O, 5.25%, 7/1/2008	2,420,000	2,465,617
New York, State General Obligation, Series C, 5.375%, 10/1/2011 (a)	1,000,000	1,006,330
New York, Tobacco Settlement Financing Corp., Series C-1, 5.25%, 6/1/2013	14,595,000	14,823,266
New York, NY, General Obligation, Series G, 5.0%, 12/1/2015	3,060,000	3,264,194
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	628,272
New York, NY, Hospital & Healthcare Revenue, Dormitory Authority, 5.25%, 7/1/2012 (a)	3,000,000	3,083,070
		25,511,291
North Carolina 0.8%
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	3,580,000	3,745,253
North Dakota 0.0%
Minot, ND, Health Care Facilities, ETM, 6.5%, 9/1/2007	35,000	35,256
Ohio 0.3%
Bowling Green, OH, Multi-Family Revenue, Village Apartments, 4.75%, 9/20/2011	180,000	184,910
Franklin County, OH, Multi-Family Revenue, Lincoln Park Project, AMT, 5.65%, 4/20/2013	240,000	252,279
Hancock County, OH, Multi-Family Revenue, Crystal Glen Apartments, Series C, AMT, 5.05%, 1/1/2010, Federal Home Loan Bank (b)	755,000	760,768
Mason, OH, Health Care Facilities, MCV Health Care Facilities Project, 5.25%, 2/20/2020	45,000	46,778
Ohio, Housing Finance Agency, Single Family Mortgage Revenue, Series A, 5.75%, 4/1/2016 (a)	110,000	110,140
Ohio, Water & Sewer Revenue, ETM, 7.25%, 12/1/2008 (a)	230,000	235,982
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007	10,000	10,000
		1,600,857
Oklahoma 0.1%
Bryan County, OK, Economic Development Revenue Authority, Single Family Mortgage, Series A, 8.6%, 7/1/2010	35,000	25,180
Comanche County, OK, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, 5.2%, 12/1/2013	500,000	517,840
		543,020
Oregon 0.6%
Portland, OR, Multi-Family Housing Authority Revenue, AMT:
6.125%, 5/1/2017, US National Bank of Oregon (b)	1,545,000	1,560,218
6.3%, 5/1/2029, US National Bank of Oregon (b)	1,000,000	1,007,190
		2,567,408
Pennsylvania 4.9%
Allegheny County, PA, Residential Finance Mortgage Revenue Authority, Single Family Mortgage, Series DD-2, AMT, 4.8%, 11/1/2007	95,000	95,414
Allentown, PA, Hospital Authority, ETM, 8.0%, 3/1/2009	55,000	57,791
Beaver County, PA, Industrial Development & Pollution Control Revenue Authority, 6.0%, 5/1/2007	65,000	65,003
Chester County, PA, Hospital Authority, ETM, 7.5%, 7/1/2009	10,000	10,365
Chester, PA, Core City General Obligation, Series B, 5.8%, 12/1/2013 (a)	1,110,000	1,140,070
Delaware County, PA, College Revenue Authority, Series A, 5.15%, 10/1/2013 (a)	300,000	304,911
Delaware County, PA, College Revenue Authority, Eastern College, Series B:
4.85%, 10/1/2007	205,000	205,121
4.95%, 10/1/2008	345,000	346,125
Delaware County, PA, Hospital & Healthcare Revenue, Dunwoody Village, Series B, 4.0%, 4/1/2034	250,000	248,337
Delaware County, PA, Water & Sewer Revenue, Industrial Development Authority, Series B, AMT, 3.75%, 6/1/2010 (a)	750,000	744,525
Fayette County, PA, Hospital Authority, Uniontown Hospital:
5.55%, 6/15/2008 (a)	1,070,000	1,091,389
5.65%, 6/15/2009 (a)	1,135,000	1,158,699
Langhorne, PA, Hospital Revenue, Franciscan Health, St. Mary's Hospital Authority, Series A, 7.0%, 6/15/2015 (a)	1,770,000	1,784,178
Pennsylvania, Economic Development Financing Revenue Authority, Dr. Gertrude A. Barber Center, Inc., 6.15%, 12/1/2020 (a)	1,000,000	1,001,690
Pennsylvania, Financing Authority Revenue, AMT, 5.0%, 6/1/2010 (a)	1,800,000	1,815,228
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	55,000	55,084
Pennsylvania, Housing Finance Agency, Single Family Mortgage:
Series 65A, AMT, 4.8%, 10/1/2022	20,000	20,050
Series 90A, AMT, 5.0%, 10/1/2035	2,410,000	2,479,842
Pennsylvania, State General Obligation, First Series, 5.0%, 1/1/2014 (a)	5,000,000	5,320,250
Pennsylvania, State Higher Education Facilities Authority Revenue, Independent Colleges & University, Series H8, 5.0%, 5/1/2011, Allied Irish Bank PLC (b)	1,155,000	1,155,935
Pennsylvania, TJHU System Project, 6.0%, 1/11/2011 (c)	863,969	854,708
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	270,000	269,112
Series C, 4.7%, 7/1/2013	260,000	259,145
Series E, 4.7%, 7/1/2013	305,000	303,997
Philadelphia, PA, Multi-Family Housing Revenue, Series B, AMT, 4.5%, 10/1/2013	1,065,000	1,038,588
Pittsburgh, PA, Industrial Development Revenue, Urban Redevelopment Authority, Series A, 144A, 6.0%, 12/1/2011, PNC Bank NA (b)	550,000	553,063
Wayne Pike, PA, Joint School Authority, ETM, 6.0%, 12/1/2007 (a)	330,000	331,336
Wilkes-Barre, PA, General Municipal Authority, Misericordia College, Series B, 7.75%, 12/1/2012	10,000	10,032
York County, PA, Housing Redevelopment Mortgage Corp., Series A, 6.875%, 11/1/2009	445,000	445,432
		23,165,420
Puerto Rico 3.1%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2008	10,000,000	10,183,500
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.0%, 7/1/2011	930,000	969,144
Puerto Rico, Municipal Finance Agency, Series A, 5.0%, 8/1/2009	3,500,000	3,586,765
		14,739,409
South Carolina 0.1%
South Carolina, Economic Development Authority Revenue, Caterpillar, Inc. Project, AMT, 5.05%, 6/1/2008	500,000	501,060
South Dakota 0.3%
South Dakota, Health & Educational Facilities Authority, Rapid City Regional Hospital Project, ETM, 7.75%, 9/1/2007	40,000	40,524
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013 (a)	1,120,000	1,142,758
		1,183,282
Tennessee 3.0%
Sullivan County, TN, Health Educational & Housing Facilities Board, Multi-Family Housing Authority, Maple Oaks Apartment Project, AMT, 3.0%, 12/1/2009	160,000	157,166
Sumner County, TN, School Capital Outlay Notes, 4.0%, 6/1/2009	5,600,000	5,638,304
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.0%, 9/1/2009	5,000,000	5,127,600
Tennessee, Housing Development Agency, Homeownership Program, AMT, Series 2006-3, 5.75%, 7/1/2037	3,000,000	3,208,710
		14,131,780
Texas 9.3%
Austin, TX, General Obligation, 5.0%, 9/1/2010	6,000,000	6,063,360
Bexar County, TX, Single Family Housing Revenue, Single Family Mortgage, Series C, 5.5%, 3/1/2019 (c)	641,032	640,141
El Paso, TX, Certificates of Obligation, 5.75%, 8/15/2025 (a)	2,000,000	2,011,480
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Series A, 6.0%, 6/1/2009 (a)	210,000	219,209
Harris County, TX, Hospital District Mortgage Revenue, 7.4%, 2/15/2010 (a)	1,555,000	1,647,134
San Antonio, TX, Electric & Gas Revenue, 5.25%, 2/1/2009	8,320,000	8,538,566
Tarrant County, TX, Multi-Family Housing Revenue, Housing Financial Corp., Series A, AMT, 3.7%, 12/20/2013	885,000	863,371
Tarrant County, TX, Public Housing Revenue, Housing Financial Corp., Series A, AMT, 3.85%, 1/20/2013	835,000	822,400
Texas, Multi-Family Housing Revenue, Wintergreen Project, AMT, 4.85%, 9/20/2012	125,000	129,395
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series B, 4.298%*, 12/15/2026	17,350,000	17,354,337
Texas, Sabine River Authority, Series A, 6.875%, 9/1/2008	500,000	504,390
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2007	5,000,000	5,010,750
		43,804,533
Utah 1.2%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (a)	250,000	258,700
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.05%, 7/1/2012	30,000	30,235
Series A-2, Class III, AMT, 5.2%, 7/1/2011	45,000	45,401
Series B-2, Class III, AMT, 5.25%, 7/1/2011	45,000	45,424
Series A-2, Class II, AMT, 5.4%, 7/1/2016	70,000	70,765
Series C, Class III, AMT, 6.25%, 7/1/2014	210,000	214,108
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	1,100,000	1,131,691
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	2,155,000	2,149,548
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	1,710,000	1,698,509
		5,644,381
Vermont 0.4%
Vermont, Housing Finance Agency, Single Family, Series 23, AMT, 5.0%, 5/1/2034 (a)	1,740,000	1,775,653
Virginia 3.4%
Newport News, VA, School District Revenue Lease, School Board:
3.0%, 11/1/2007	835,000	830,725
3.2%, 11/1/2008	885,000	888,115
3.2%, 11/1/2009	940,000	943,309
3.3%, 11/1/2010	995,000	999,856
3.5%, 11/1/2011	1,055,000	1,062,543
3.65%, 11/1/2012	1,125,000	1,135,012
3.75%, 11/1/2013	1,195,000	1,207,045
4.0%, 11/1/2014	1,270,000	1,286,523
4.1%, 11/1/2015	1,930,000	1,957,001
Pulaski, VA, Hospital & Healthcare Revenue, ETM, 6.375%, 10/1/2007	30,000	30,315
Virginia, College Building Authority, Educational Facilities Revenue, 21st Century College & Equipment Programs, 4.25%, 2/1/2008	5,530,000	5,553,945
Virginia, Water & Sewer Systems Revenue, Series B, 8.7%, 11/1/2011	275,000	276,111
		16,170,500
Washington 1.8%
King County, WA, Public Housing Revenue, Series A, 5.05%, 7/1/2013 (a)	3,400,000	3,424,208
Northwest Washington, Electric Energy Revenue, Columbia, Series A, 5.25%, 7/1/2008	5,090,000	5,180,094
Washington, Housing Finance Authority, Nonprofit Housing Revenue, Series B, 5.1%, 7/1/2010, US Bank NA (b)	60,000	60,382
		8,664,684
West Virginia 2.4%
West Virginia, School Building Authority Revenue, Capital Improvements, 5.6%, 7/1/2015 (a)	10,915,000	11,165,281
Wisconsin 2.2%
Milwaukee, WI, Sewer District, Series A, 5.5%, 10/1/2010	4,615,000	4,649,013
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	3,620,000	3,700,690
Wisconsin, State Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Aurora Health Care, Inc., 5.25%, 8/15/2017 (a)	2,125,000	2,173,896
		10,523,599
Total Municipal Bonds and Notes (Cost $469,734,962)		470,129,179

Open End Investment Company 0.4%
BlackRock Liquidity Funds MuniCash Portfolio, 3.779%** (Cost $1,783,822)	1,783,822	1,783,822
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $471,518,784)+	100.3	471,913,001
Other Assets and Liabilities, Net	(0.3)	(1,294,147)
Net Assets	100.0	470,618,854
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2007.
** Current yield; not a coupon rate.
+ The cost for federal income tax purposes was $471,532,812. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $380,189. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,674,781 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,294,592.
(a) Bond is insured by one of these companies:
Insurance Companies	As a % of Total Investment Portfolio
American Capital Access	6.1
American Municipal Bond Assurance Corp.	1.2
Financial Guaranty Insurance Company	1.9
Financial Security Assurance, Inc.	4.5
MBIA Corp.	9.6
Radian Asset Assurance, Inc.	1.7
XL Capital Assurance	0.1
(b) Security incorporates a letter of credit from a major bank.
(c) Taxable issue.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At April 30, 2007, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
8/23/2007 8/23/2012	30,650,000+	Fixed — 3.65%	Floating — BMA	(66,412)
11/1/2007 5/1/2021	2,250,000+	Fixed — 3.67%	Floating — BMA	—
Total unrealized depreciation				(66,412)
Counterparty: + Merrill Lynch, Pierce, Fenner & Smith, Inc. BMA: Represents the Bond Market Association

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments in securities, at value (cost $471,518,784)	471,913,001
Receivable for investments sold	1,404,688
Receivable for Fund shares sold	1,139,443
Interest receivable	6,499,109
Other assets	117,976
Total assets	481,074,217
Liabilities
Payable for investments purchased	8,670,135
Payable for Fund shares redeemed	1,238,389
Unrealized depreciation on swap contracts	66,412
Distributions payable	268,958
Accrued management fee	168,647
Other accrued expenses and payables	42,822
Total liabilities	10,455,363
Net assets, at value	$ 470,618,854
Net Assets
Net assets consist of: Distributions in excess of net investment income	(237,040)
Net unrealized appreciation (depreciation) on: Investments	394,217
Interest rate swaps	(66,412)
Accumulated net realized gain (loss)	(5,647,373)
Paid-in capital	476,175,462
Net assets, at value	$ 470,618,854

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($64,992,040 ÷ 6,318,810 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.29
Maximum offering price per share (100 ÷ 98.00 of $10.29)	$ 10.50

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,822,849 ÷ 371,721 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.28

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($31,486,252 ÷ 3,062,398 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.28
Class S Net Asset Value, offering and redemption price(a) per share ($269,378,103 ÷ 26,220,654 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.27

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($100,939,610 ÷ 9,813,829 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.29
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 10,069,147
Expenses: Management fee	985,596
Administration fee	246,533
Distribution service fees	276,068
Auditing	36,200
Legal	13,137
Trustees' fees and expenses	14,980
Reports to shareholders	37,878
Services to shareholders	268,186
Registration fees	48,400
Custodian fee	9,674
Other	42,219
Total expenses before expense reductions	1,978,871
Expense reductions	(190,454)
Total expenses after expense reductions	1,788,417
Net investment income	8,280,730
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(199,384)
Interest rate swaps	(320,000)
(519,384)
Net unrealized appreciation (depreciation) during the period on: Investments	(329,885)
Interest rate swaps	261,208
(68,677)
Net gain (loss) on investment transactions	(588,061)
Net increase (decrease) in net assets resulting from operations	$ 7,692,669

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income	$ 8,280,730	$ 18,100,740
Net realized gain (loss) on investment transactions	(519,384)	1,518,179
Net unrealized appreciation (depreciation) during the period on investment transactions	(68,677)	(530,513)
Net increase (decrease) in net assets resulting from operations	7,692,669	19,088,406
Distributions to shareholders from: Net investment income: Class A	(1,133,155)	(3,092,434)
Class B	(50,440)	(102,591)
Class C	(407,382)	(959,094)
Investment Class	—	(9,336,226)
Class S	(4,823,350)	(285,762)
Institutional Class	(1,866,403)	(4,270,291)
Fund share transactions: Proceeds from shares sold	41,669,384	241,198,305
Reinvestment of distributions	3,615,930	10,539,112
Cost of shares redeemed	(106,629,718)	(400,294,458)
Redemption fees	4,218	13,654
Net increase (decrease) in net assets from Fund share transactions	(61,340,186)	(148,543,387)
Increase (decrease) in net assets	(61,928,247)	(147,501,379)
Net assets at beginning of period	532,547,101	680,048,480
Net assets at end of period (including accumulated distributions in excess of net investment income of $237,040 and $237,040, respectively)	$ 470,618,854	$ 532,547,101

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 10.28	$ 10.33	$ 10.36	$ 10.40
Income from investment operations: Net investment income	.16[c]	.31[c]	.25[c]	.25[c]	.18
Net realized and unrealized gain (loss) on investment transactions	(.01)	.01	(.05)	(.03)	(.04)
Total from investment operations	.15	.32	.20	.22	.14
Less distributions from: Net investment income	(.16)	(.30)	(.25)	(.25)	(.18)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.29	$ 10.30	$ 10.28	$ 10.33	$ 10.36
Total Return (%)[d]	1.49**	3.20[e]	1.97[e]	2.20[e]	1.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	82	131	159	126
Ratio of expenses before expense reductions (%)	.90*	.86	.83	.81	.80*
Ratio of expenses after expense reductions (%)	.90*	.81	.80	.80	.80*
Ratio of net investment income (%)	3.19*	2.97	2.42	2.43	2.34*
Portfolio turnover rate (%)	45*	46	35	38	34
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 10.28	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.13[c]	.23[c]	.17[c]	.17[c]	.12
Net realized and unrealized gain (loss) on investment transactions	(.02)	.01	(.04)	(.01)	(.05)
Total from investment operations	.11	.24	.13	.16	.07
Less distributions from: Net investment income	(.13)	(.22)	(.18)	(.18)	(.12)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.28	$ 10.30	$ 10.28	$ 10.33	$ 10.35
Total Return (%)[d]	1.04e**	2.41[e]	1.23[e]	1.46	.81**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	5	7	6
Ratio of expenses before expense reductions (%)	1.77*	1.59	1.55	1.55	1.54*
Ratio of expenses after expense reductions (%)	1.60*	1.56	1.55	1.55	1.54*
Ratio of net investment income (loss) (%)	2.49*	2.22	1.67	1.68	1.61*
Portfolio turnover rate (%)	45*	46	35	38	34
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.29	$ 10.27	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.12[c]	.23[c]	.17[c]	.17[c]	.12
Net realized and unrealized gain (loss) on investment transactions	(.01)	.01	(.05)	(.01)	(.05)
Total from investment operations	.11	.24	.12	.16	.07
Less distributions from: Net investment income	(.12)	(.22)	(.18)	(.18)	(.12)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.28	$ 10.29	$ 10.27	$ 10.33	$ 10.35
Total Return (%)[d]	1.10**	2.40[e]	1.13	1.55	.71**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	37	51	71	66
Ratio of expenses before expense reductions (%)	1.68*	1.61	1.55	1.55	1.54*
Ratio of expenses after expense reductions (%)	1.68*	1.56	1.55	1.55	1.54*
Ratio of net investment income (%)	2.41*	2.22	1.67	1.68	1.61*
Portfolio turnover rate (%)	45*	46	35	38	34
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.29	$ 10.27	$ 10.30
Income from investment operations: Net investment income[c]	.18	.33	.19
Net realized and unrealized gain (loss) on investment transactions	(.02)	.01	(.04)
Total from investment operations	.16	.34	.15
Less distributions from: Net investment income	(.18)	(.32)	(.18)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 10.27	$ 10.29	$ 10.27
Total Return (%)[d]	1.55**	3.35	1.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	269	303	2
Ratio of expenses before expense reductions (%)	.74*	.73	.84*
Ratio of expenses after expense reductions (%)	.60*	.67	.71*
Ratio of net investment income (%)	3.49*	3.11	2.72*
Portfolio turnover rate (%)	45*	46	35
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 10.28	$ 10.33	$ 10.35	$ 10.34	$ 10.33
Income from investment operations: Net investment income	.18[b]	.33[b]	.27[b]	.28[b]	.31	.41
Net realized and unrealized gain (loss) on investment transactions	(.01)	.02	(.04)	(.01)	.01	.01
Total from investment operations	.17	.35	.23	.27	.32	.42
Less distributions from: Net investment income	(.18)	(.33)	(.28)	(.29)	(.31)	(.41)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 10.29	$ 10.30	$ 10.28	$ 10.33	$ 10.35	$ 10.34
Total Return (%)	1.65**	3.47[c]	2.22[c]	2.52[c]	3.14[c]	4.29[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	107	204	336	542	317
Ratio of expenses before expense reductions (%)	.59*	.60	.58	.56	.56	.60
Ratio of expenses after expense reductions (%)	.59*	.55	.55	.55	.55	.55
Ratio of net investment income (%)	3.50*	3.23	2.67	2.68	2.92	3.88
Portfolio turnover rate (%)	45*	46	35	38	34	34
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Inverse Floaters. Inverse floating rate notes are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $5,114,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($479,000), October 31, 2011 ($2,026,000), October 31, 2012 ($1,898,000) and October 31, 2013 ($711,000), the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $109,902,878 and $163,412,830, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned affiliate of Deutsche Bank AG, is the Advisor for the Fund.

Prior to January 1, 2007, Deutsche Asset Management, Inc.("DAMI"),an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor of the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual expenses of the classes of the Fund as follows:

Class B	1.60%
Class S	.60%

Accordingly, for the six months ended April 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's Average daily net assets, computed and accrued daily and payable monthly.

In addition, for the six months ended April 30, 2007, the Advisor reimbursed the Fund $88,861 of other expenses.

Administration Fee. Pursuant to the Administrative Services Agreement with the DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2007, the Advisor received an Administration Fee of $246,533, of which $38,989 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2007
Class A	$ 16,859	$ —	$ 4,134
Class B	3,129	3,129	—
Class C	11,254	—	2,708
Class S	97,580	97,580	—
Institutional Class	3,752	—	4,535
	$ 132,574	$ 100,709	$ 11,377

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 15,216	$ 2,468
Class C	126,899	20,471
	$ 142,115	$ 22,939

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 87,704	$ —	$ 31,239.25%
Class B	5,018	275	1,326.25%
Class C	41,232	—	14,680.24%
	$ 133,954	$ 275	$ 47,245

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007 aggregated $721.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and C shares was $6,009 and $234, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2007, DWS-SDI received $7,500 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "Report to shareholders" aggregated $15,297, of which $230 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2007, the Fund's custodian fees were reduced by $609, for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	627,229	$ 6,456,995	1,836,652	$ 18,892,370
Class B	7,698	79,197	26,195	269,364
Class C	92,150	948,480	298,489	3,067,656
Investment Class*	—	—	17,268,823	177,434,559
Class S	1,657,020	17,032,663	241,992	2,487,661
Institutional Class	1,665,918	17,152,049	3,795,609	39,046,695
		$ 41,669,384		$ 241,198,305
Shares issued to shareholders in reinvestment of distributions
Class A	72,810	$ 749,339	185,447	$ 1,907,561
Class B	3,444	35,438	6,736	69,258
Class C	24,086	247,808	57,124	587,270
Investment Class*	—	—	474,234	4,875,461
Class S	110,050	1,131,111	6,239	64,131
Institutional Class	141,107	1,452,234	295,144	3,035,431
		$ 3,615,930		$ 10,539,112
Shares redeemed
Class A	(2,297,435)	$ (23,651,735)	(6,892,228)	$ (70,880,976)
Class B	(52,952)	(544,842)	(135,657)	(1,395,182)
Class C	(633,784)	(6,521,497)	(1,716,531)	(17,645,661)
Investment Class*	—	—	(16,233,210)	(166,893,709)
Class S	(4,963,098)	(51,037,442)	(485,760)	(4,994,468)
Institutional Class	(2,416,728)	(24,874,202)	(13,469,232)	(138,484,462)
		$ (106,629,718)		$ (400,294,458)
Shares converted*
Investment Class	—	$ —	(29,466,353)	$ (303,080,551)
Class S	—	—	29,483,551	303,080,551
		$ —		$ —
Redemption fees		$ 4,218		$ 13,654
Net increase (decrease)
Class A	(1,597,396)	$ (16,445,401)	(4,870,129)	$ (50,079,858)
Class B	(41,810)	(430,207)	(102,726)	(1,055,969)
Class C	(517,548)	(5,325,209)	(1,360,918)	(13,990,735)
Investment Class*	—	—	(27,956,506)	(287,653,097)
Class S	(3,196,028)	(32,870,310)	29,246,022	300,637,875
Institutional Class	(609,703)	(6,269,059)	(9,378,479)	(96,401,603)
		$ (61,340,186)		$ (148,543,387)
* On October 20, 2006, Investment Class shares converted into Class S shares.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

In December 2006, the Board approved an amended and restated investment management agreement with DIMA in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services. The Board also considered that the terms of the agreement with DIMA were substantially identical to the terms of the fund's prior agreement with DAMI. A discussion of factors considered by the Board in determining to approve the continuation the fund's prior investment management agreement with DAMI in September 2006 in connection with the Board's annual review of the fund's contractual arrangements is included in the fund's report for the period ended October 31, 2006.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	MGSMX
CUSIP Number	23339E 764	23339E 756	23339E 749	23339E 723
Fund Number	436	636	736	536
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SRMSX
Fund Number	2336

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc.,DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007